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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2006

ARPEGGIO ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50781	20-0953973
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, 35th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARPEGGIO ACQUISITION CORPORATION (“ARPEGGIO”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ARPEGGIO SECURITIES, REGARDING ITS MERGER WITH HILL INTERNATIONAL, INC., AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF ARPEGGIO DATED DECEMBER 5, 2005 AND THE AMENDMENT THERETO DATED DECEMBER 30, 2005. SUCH CURRENT REPORT AND AMENDMENT AND THIS AMENDMENT TO THAT CURRENT REPORT, INCLUDING SOME OR ALL OF THE EXHIBITS THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ARPEGGIO’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JUNE 2004, IS ASSISTING ARPEGGIO IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. ARPEGGIO AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF ARPEGGIO STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF ARPEGGIO AND OTHER INTERESTED PERSONS ARE ADVISED TO READARPEGGIO’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ARPEGGIO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ARPEGGIO’S FINAL PROSPECTUS, DATED JUNE 24, 2004, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ARPEGGIO OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ARPEGGIO ACQUISITION CORPORATION, 10 EAST 53RD STREET, 35TH FLOOR, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2005, Arpeggio Acquisition Corporation (“Arpeggio”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with Hill International, Inc. and all of its then stockholders (“Stockholders”) providing for the merger of Hill International, Inc. with and into Arpeggio. Arpeggio will be the surviving corporation in the merger and will change its name to “Hill International, Inc.”

Pursuant to the Merger Agreement, as signed on December 5, 2005, and as amended by amendment dated December 30, 2005, the form of Voting Agreement to be entered into among the Stockholders, Arpeggio and certain stockholders of Arpeggio provided that, upon consummation of the merger, the board of directors of Arpeggio would be increased to seven members, of whom five (including Messrs. Irvin and David Richter) were to be designated by the Stockholders and two were to be designated by the stockholders of Arpeggio (such designees initially to be Eric S. Rosenfeld, Arpeggio’s current Chairman, Chief Executive Officer and President, and Arnaud Ajdler, Arpeggio’s current Chief Financial Officer and Secretary). On April 12, 2006, the Merger Agreement was further amended (by Amendment dated April 6, 2006) to revise the form of Voting Agreement to specify the three remaining persons designated by the Stockholders and the class in which each of the seven directors will serve. Schedule 5.2 to the Merger Agreement was also changed by the amendment to specify the persons designated by the Stockholders.

The three designees of the Stockholders, who will commence directorships upon the closing of the merger, are the following:

BRIAN W. CLYMER, 58, is Senior Vice President of External Affairs for Prudential Financial Inc. where he has worked since July 1997. Prior to Prudential, he served as New Jersey State Treasurer under Governor Christine Todd Whitman from 1994 to 1997. Prior to that, Mr. Clymer was President and Chief Executive Officer of Railway System Design, Inc. and Vice President of its parent company, Gannett Fleming, Inc., an engineering design firm from 1993 to 1994. From 1989 to 1993, he served under President George H.W. Bush as Administrator of the U.S. Department of Transportation’s Federal Transit Administration. Mr. Clymer has served on numerous Boards of Directors, including the New Jersey Sports and Exposition Authority, the New Jersey Casino Reinvestment Development Authority, the New Jersey Performing Arts Center, the Southeastern Pennsylvania Transportation Authority, the American Public Transportation Association (APTA), and Motor Coach Industries International, Inc., then a New York Stock Exchange-listed designer and manufacturer of buses and coaches. He currently serves on the Board of Directors of the New Jersey Alliance for Action, the Prudential Financial, Inc. Political Action Committee, the Independent College Fund of New Jersey, the Commerce and Industry Association of New Jersey, and Longport, Inc., an OTCBB-listed medical technology company. Mr. Clymer earned his B.S. in business and economics from Lehigh University. He is a Certified Public Accountant in the Commonwealth of Pennsylvania.

WILLIAM J. DOYLE, 75, has been retired since June 1999. From 1993 to 1999, he was Chairman and Chief Executive Officer of Paolin & Sweeney, Inc., an advertising and public relations firm. Before that, he was Vice Chairman of the Board of Directors of Hill from 1985 to 1992. Mr. Doyle has served as Chairman of the Delaware River Port Authority, as Chairman of the Philadelphia Area Transportation Corp., as Chairman of the Executive Committee of the Tri-State Regional Port Development Corp., and as President of the Philadelphia Chapter of the Young Presidents’ Organization. He served on the Board of Directors of STV Group, Inc., a Nasdaq-listed engineering, architecture and construction management firm, from 1993 to 2001. He has also served on the Board of Directors of the American Cinematheque, the Philadelphia College of Performing Arts, APTA, and the Construction Management Association of America.

ALAN S. FELLHEIMER, 63, has been Chairman and Chief Executive Officer of the Pennsylvania Business Bank since he founded the state-chartered commercial bank in September 1998. He has also been a Partner with the Philadelphia law firm of Fellheimer & Eichen since January 2006. From 1991 to 1998, Mr. Fellheimer was a Partner in the Philadelphia law firm of Fellheimer Eichen Braverman & Kaskey. During 1991, he was a Partner with the Philadelphia law firm of Spector Gadon & Rosen, P.C. From 1985 to 1990, Mr. Fellheimer was Chairman and Chief Executive Officer of Equimark Corp., a New York Stock Exchange-listed bank holding company. He currently serves as Vice President and a member of the Board of Trustees of the Pennsylvania Ballet and as a member of the President’s Advisory Board at Temple University. Mr. Fellheimer earned his A.B. in liberal arts and his J.D. from Temple University. He is a member of the New Jersey and Pennsylvania Bars.

Under the form of Voting Agreement, as revised by the amendment to the Merger Agreement, Irvin E. Richter, Eric S. Rosenfeld and William J. Doyle are designated as Class A directors, to stand for re-election in 2007, David L. Richter and Alan S. Fellheimer are designated as Class B directors, to stand for re-election in 2008, and Arnaud Ajdler and Brian W. Clymer are designated as Class C directors, to stand for re-election in 2009.

Item 7.01. Regulation FD Disclosure.

On April 10, 2006, Arpeggio and Hill announced Hill’s financial results for the year ended December 31, 2005. A copy of the press release for such announcement is attached to this Report as Exhibit 99.6. Attached as Exhibit 99.7 to this Report is the form of revised slide show presentation that will be used in presentations to be held by Arpeggio for certain of its stockholders.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
10.9	Amendment No. 2, dated April 6, 2006, to Merger Agreement dated December 5, 2005 among Arpeggio Acquisition Corporation, Hill International, Inc. and the Stockholders of Hill International, Inc. (including, as an exhibit thereto, revised form of Voting Agreement among Arpeggio Acquisition Corporation, the stockholders of Hill International, Inc. and certain security holders of Arpeggio Acquisition Corporation).

99.6	Press Release of Arpeggio Acquisition Corporation dated April 10, 2006 (including certain consolidated financial statements of Hill International, Inc. and its subsidiaries for the year ended December 31, 2005).

99.7	Revised Slide Show Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2006	ARPEGGIO ACQUISITION CORPORATION

	By:	/s/ Eric Rosenfeld
	Name:	Eric Rosenfeld
	Title:	Chairman of the Board
and Chief Executive Officer